Acquisitions, Licensing Agreements, Collaborative Arrangements, Divestitures, Equity-Method Investments and Cost-Method Investment (Tables)	12 Months Ended
Dec. 31, 2015
Business Combinations, Discontinued Operations And Disposal Groups, Collaborative Arrangements And Equity Method Investments [Abstract]
Schedule of Amounts Recognized for Assets Acquired and Liabilities Assumed
The following table summarizes the provisional amounts recognized for assets acquired and liabilities assumed as of the acquisition date. The estimated values are not yet finalized (see below) and are subject to change, which could be significant. We will finalize the amounts recognized as we obtain the information necessary to complete the analyses. We expect to finalize these amounts as soon as possible but no later than one year from the acquisition date.

(MILLIONS OF DOLLARS)	Amounts Recognized as of Acquisition Date (Provisional)
Working capital, excluding inventories(a)	$274
Inventories	1,924
Property, plant and equipment	2,410
Identifiable intangible assets, excluding in-process research and development(b)	8,270
In-process research and development	995
Other noncurrent assets	408
Long-term debt	(1,928)
Benefit obligations	(117)
Net income tax accounts(c)	(3,394)
Other noncurrent liabilities	(39)
Total identifiable net assets	8,803
Goodwill	7,284
Net assets acquired/total consideration transferred	$16,087

(a)	Includes cash and cash equivalents, short-term investments, accounts receivable, other current assets, assets held for sale, accounts payable and other current liabilities.

(b)
Comprised of finite-lived developed technology rights with a weighted-average life of approximately 17 years ($7.7 billion) and other finite-lived identifiable intangible assets with a weighted-average life of approximately 12 years ($550 million).

(c)
As of the acquisition date, included in Current tax assets ($79 million), Noncurrent deferred tax assets and other noncurrent tax assets ($25 million), Income taxes payable ($5 million), Noncurrent deferred tax liabilities ($3.4 billion) and Other taxes payable ($114 million, including accrued interest of $5 million).

Summary of Pro Forma Information
Actual and Pro Forma Impact of Acquisition—The following table presents information for Hospira’s operations that are included in Pfizer’s consolidated statements of income beginning from the acquisition date, September 3, 2015 through Pfizer’s domestic and international year-ends in 2015 (see Note 1A):

(MILLIONS OF DOLLARS)	December 31, 2015
Revenues	$1,513
Net loss attributable to Pfizer Inc. common shareholders(a)	(575)

(a)
Includes purchase accounting charges related to (i) the preliminary fair value adjustment for acquisition-date inventory estimated to have been sold ($378 million pre-tax); (ii) amortization expense related to the preliminary fair value of identifiable intangible assets acquired from Hospira ($161 million pre-tax); (iii) depreciation expense related to the preliminary fair value adjustment of fixed assets acquired from Hospira ($34 million pre-tax ); and (iv) amortization expense related to the fair value adjustment of long-term debt acquired from Hospira ($13 million income pre-tax), as well as restructuring and integration costs ($556 million pre-tax).

The following table provides supplemental pro forma information as if the acquisition of Hospira had occurred on January 1, 2014:

	Unaudited Supplemental Pro Forma Consolidated Results
	Year Ended December 31,
(MILLIONS OF DOLLARS, EXCEPT PER SHARE DATA)	2015	2014
Revenues	$52,082	$54,069
Net income attributable to Pfizer Inc. common shareholders	7,647	8,194
Diluted earnings per share attributable to Pfizer Inc. common shareholders	1.22	1.28

Schedule of Collaborative Arrangements and Non-collaborative Arrangement Transactions

The following table provides the amounts and classification of payments (income/(expense)) between us and our collaboration partners:
	Year Ended December 31,
(MILLIONS OF DOLLARS)	2015	2014	2013
Revenues—Revenues(a)	$644	$786	$1,153
Revenues—Alliance revenues(b)	1,312	957	2,628
Total revenues from collaborative arrangements	1,956	1,743	3,781
Cost of sales(c)	(282)	(280)	(333)
Selling, informational and administrative expenses(d)	(287)	(268)	(279)
Research and development expenses(e)	(330)	(1,210)	(73)
Other income/(deductions)—net(f)	482	518	103

(a)	Represents sales to our partners of products manufactured by us.

(b)
Substantially all relates to amounts earned from our partners under co-promotion agreements. The increase in 2015 reflects an increase in alliance revenues from Eliquis, partially offset by Spiriva (as a result of the expiration of the co-promotion collaboration in the U.S. and certain European countries during 2014). The decline in 2014 reflects declines in alliance revenues from Enbrel (as a result of the expiration of the co-promotion term of the collaboration agreement on October 31, 2013 in the U.S. and Canada) and Spiriva (as a result of the expiration of the co-promotion collaboration in the U.S. and certain European countries during 2014, combined with the expiration of the collaboration in Australia, Canada and certain other European countries during 2013).

(c)	Primarily relates to royalties earned by our partners and cost of sales associated with inventory purchased from our partners.

(d)	Represents net reimbursements to our partners for selling, informational and administrative expenses incurred.

(e)
Primarily relates to upfront payments and pre-approval milestone payments earned by our partners as well as net reimbursements. The upfront and milestone payments were as follows: $310 million in 2015 (primarily related to our collaboration with OPKO Health, Inc. (OPKO), see below), $1.2 billion in 2014 (related to our collaboration with Merck KGaA, see below), and $67 million in 2013.

(f)
In 2015, 2014 and 2013, includes royalties earned on sales of Enbrel in the U.S. and Canada after October 31, 2013. On that date, the co-promotion term of the collaboration agreement for Enbrel in the U.S. and Canada expired, and we became entitled to royalties for a 36-month period thereafter.

Schedule of Discontinued Operations-Net of Tax
Total Discontinued Operations

The following table provides the components of Discontinued operations—net of tax:
	Year Ended December 31,(a)
(MILLIONS OF DOLLARS)	2015	2014	2013
Revenues	$—	$—	$2,201
Pre-tax income from discontinued operations(a), (b)	20	(9)	408
Provision for taxes on income(b), (c)	2	(3)	100
Income from discontinued operations––net of tax	17	(6)	308
Pre-tax gain/(loss) on disposal of discontinued operations(b)	(6)	51	10,446
Provision for taxes on income(b), (d)	—	(4)	92
Gain/(loss) on disposal of discontinued operations––net of tax	(6)	55	10,354
Discontinued operations––net of tax	$11	$48	$10,662

(a)	Includes the Animal Health (Zoetis) business through June 24, 2013, the date of disposal.

(b)	Includes post-close adjustments for the periods subsequent to disposal.

(c)	Includes a deferred tax expense of $2 million for 2015, a deferred tax benefit of $3 million for 2014 and a deferred tax benefit of $23 million for 2013.

(d)	For 2013, primarily reflects income tax expense of $122 million resulting from certain legal entity reorganizations.